SCHEDULE 14C

(Rule 14c-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
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John Hancock Funds III

(Name of Registrant as Specified in Its Charter)

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JOHN HANCOCK FUNDS III
601 Congress Street
Boston, Massachusetts 02210-2805

May 19, 2014

Dear Shareholders:

Enclosed is the Information Statement of John Hancock Funds III (“JHF III”) regarding a new subadvisory agreement with Baillie Gifford Overseas Ltd (“Baillie Gifford”) for Select Growth Fund (formerly, Rainier Growth Fund) (the “Fund”). Baillie Gifford succeeded Rainier Investment Management Inc. (“Rainier”) as subadvisor to the Fund, effective at the close of business on April 17, 2014. Under the new subadvisory agreement, Baillie Gifford provides, as Rainier formerly provided, asset management services to the Fund.

The Board of Trustees of JHF III approved the new subadvisory agreement with Baillie Gifford. The new subadvisory agreement with Baillie Gifford is not expected to result in any reduction in the level or quality of subadvisory services provided to, and does not result in any increase in the advisory or subadvisory fee rates for, the Fund.

Please note that JHF III is not required to obtain shareholder approval, and We Are Not Asking for a Proxy and You are Requested Not To Send Us a Proxy, with respect to this subadvisor change. The enclosed Information Statement provides information about the new subadvisory agreement and Baillie Gifford.

If you have any questions regarding the Information Statement, please contact a John Hancock Funds Customer Service Representative at 800-225-5291.

Sincerely,

/s/ ANDREW WILKINS
Andrew Wilkins
Assistant Secretary
John Hancock Funds III

JOHN HANCOCK FUNDS III
601 Congress Street
Boston, Massachusetts 02210-2805

_______________

INFORMATION STATEMENT

NEW SUBADVISORY AGREEMENT
FOR SELECT GROWTH FUND

(FORMERLY, RAINIER GROWTH FUND)

_______________

INTRODUCTION

This Information Statement details a recent subadvisor change relating to Select Growth Fund (formerly, Rainier Growth Fund) (the “Fund”), a series of John Hancock Funds III (“JHF III” or the “Trust”). At an in-person meeting held on March 10-13, 2014, the Board of Trustees of the Trust (the “Board” or “Trustees”), including all the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or its investment advisor (the “Independent Trustees”) unanimously approved a new subadvisory agreement appointing Baillie Gifford Overseas Ltd (“Baillie Gifford”) to serve as the new subadvisor to the Fund (the “Baillie Gifford Subadvisory Agreement”). At the same time, the Board approved the termination of Rainier Investment Management Inc. (“Rainier”) as subadvisor to the Fund. These changes became effective at the close of business on April 17, 2014. A discussion of the Board’s determination to appoint Baillie Gifford as the Fund’s subadvisor is provided in the “Board Consideration of Baillie Gifford Subadvisory Agreement” section below.

JHF III. JHF III is a no-load, open-end management investment company, commonly known as a mutual fund, registered under the 1940 Act. The shares of JHF III are divided into separate series or funds, including the Fund.

Investment Management. Effective January 1, 2014, John Hancock Advisers, LLC (“JHA”) replaced John Hancock Investment Management Services, LLC (“JHIMS”) as the Fund’s investment advisor. JHIMS and JHA have identical officers, directors, and other personnel, and share common facilities and resources. In this Information Statement, depending on the context, the term “Advisor” refers either to JHA in its current capacity as the Fund’s investment advisor, or to JHIMS in its capacity as investment advisor prior to January 1, 2014.

Pursuant to an investment advisory agreement with JHF III, the Advisor is responsible for, among other things, administering the business and affairs of JHF III and selecting, contracting with, compensating and monitoring the performance of the investment subadvisor that manages the investment of the assets of the Fund or provides other subadvisory services pursuant to a subadvisory agreement with the Advisor. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Distributor. John Hancock Funds, LLC (the “Distributor”) serves as JHF III’s distributor.

The offices of the Advisor and the Distributor are located at 601 Congress Street, Boston, Massachusetts 02210. Their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

Pursuant to an exemptive order (the “Order”) received from the Securities and Exchange Commission (“SEC”), the Advisor is permitted to appoint a new subadvisor for a fund or change the terms of an existing subadvisory agreement (including subadvisory fees) solely with Board approval, subject to certain conditions, and without obtaining shareholder approval, provided that the subadvisor is not an affiliate of the Advisor. Because the Baillie Gifford Subadvisory Agreement described in this Information Statement does not involve a subadvisor that is affiliated with the Advisor, pursuant to the Order, JHF III is not required to obtain shareholder approval, We Are Not Asking for a Proxy and You are Requested Not To Send Us a Proxy, with respect to this subadvisor change.

Annual and Semi-Annual Reports. JHF III will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please contact a John Hancock Funds Customer Service Representative at 800-225-5291.

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NEW SUBADVISORY AGREEMENT
FOR SELECT GROWTH FUND

(FORMERLY, RAINIER GROWTH FUND)

As described in more detail in the introduction, at its in-person meeting held on March 10-13, 2014, the Board approved the Baillie Gifford Subadvisory Agreement appointing Baillie Gifford as subadvisor for the Fund, replacing the Fund’s former subadvisor, Rainier.

Under the Baillie Gifford Subadvisory Agreement, and as more fully described below, Baillie Gifford provides, as Rainier formerly provided, asset management services for the Fund. The Baillie Gifford Subadvisory Agreement is not expected to result in any reduction in the level or quality of subadvisory services provided to, or any increase in the advisory or subadvisory fee rates for, the Fund. In connection with the appointment of Baillie Gifford, the Fund’s non-fundamental investment policies were revised, as discussed below. The Baillie Gifford Subadvisory Agreement is dated April 17, 2014. The subadvisory agreement with Rainier, dated January 1, 2014 was most recently approved by the Board (including a majority of the Independent Trustees) at its in-person Board meeting held on December 16 - 18, 2013 (the “2014 Subadvisory Agreement”). The 2014 Subadvisory Agreement was approved in connection with the change in the Fund’s investment advisor, as discussed above. A prior subadvisory agreement with Rainier, dated December 20, 2007, as amended, was approved by the Board (including a majority of the Independent Trustees) at its in-person Board meeting held on May 16-17, 2013 in connection with its annual review and continuance of such agreements (the “2007 Subadvisory Agreement”). The 2014 Subadvisory Agreement superseded the 2007 Subadvisory Agreement. The 2014 Subadvisory Agreement and the 2007 Subadvisory Agreement contain identical terms, with the exception of the date and the party designated as subadvisor, and are collectively referred to herein as the “Rainier Subadvisory Agreement.” A transition manager has overseen the movement of portfolio assets from Rainier’s control to Baillie Gifford’s control.

The expenses of the preparation and mailing of this Information Statement are being paid by the Fund.

Baillie Gifford

Baillie Gifford is a limited liability company incorporated in Scotland that is registered as an investment advisor under the Advisers Act. The principal offices of Baillie Gifford are located at Calton Square, 1 Greenside Row, Edinburgh, United Kingdom, EH1 3AN.

Baillie Gifford Subadvisory Agreement

The principal responsibilities of Baillie Gifford under the Baillie Gifford Subadvisory Agreement, and of Rainier under the Rainier Subadvisory Agreement, are substantially similar. The subadvisor manages the day-to-day investment and reinvestment of the assets of the Fund, subject to the supervision of the Board and the Advisor, and formulates a continuous investment program for the Fund consistent with its investment objective and policies. The subadvisor implements such program by purchases and sales of securities and regularly reports thereon to the Board and the Advisor. Certain terms of the agreements, including certain differences, are described below.

Subadvisor Compensation. As compensation for their services under the Baillie Gifford Subadvisory Agreement and the Rainier Subadvisory Agreement, Baillie Gifford is paid, and Rainier was paid, a subadvisory fee with respect to the Fund. Subadvisory fees are calculated and accrued daily based upon the Fund’s Aggregate Net Assets (as defined below), and the sum of the daily fee accruals is paid monthly in arrears. Pursuant to both the Baillie Gifford Subadvisory Agreement and the Rainier Subadvisory Agreement, the subadvisory fee accrued each calendar day is calculated by applying the annual percentage rates (including breakpoints) to the Aggregate Net Assets and dividing by 365 (366 in a leap year). Under both the Baillie Gifford Subadvisory Agreement and the Rainier Subadvisory Agreement, the "Aggregate Net Assets” of the Fund consist of the net assets of the Fund and the net assets of certain other John Hancock portfolios to which Baillie Gifford or Rainier, respectively, act as a subadvisor, as indicated in the Baillie Gifford Subadvisory Agreement and the Rainier Subadvisory Agreement. Subadvisory fees are paid by the Advisor, not by the Fund. There will be no increase in the advisory fees paid by the Fund as a consequence of the execution of the Baillie Gifford Subadvisory Agreement.

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Changes in Non-Fundamental Investment Policies

In connection with approving the Baillie Gifford Subadvisory Agreement for the Fund, the Board also approved changing certain non-fundamental investment policies of the Fund in connection with the appointment of Baillie Gifford. There has been no change to the Fund’s investment objective of seeking to maximize long-term capital appreciation or its investment policy of investing at least 80% of net assets in the common stock of large-capitalization growth companies traded in the U.S. In addition, similar to Rainier’s management of the Fund, Baillie Gifford will have flexibility to invest in small-cap stocks and securities of foreign issuers traded in the U.S. Baillie Gifford may invest up to 20% of the Fund’s net assets in securities of foreign currency-denominated securities that are traded in foreign markets. Previously, Rainier was permitted to invest up to 25% of the Fund’s total assets only in U.S. dollar-denominated securities of foreign issuers or American Depositary Receipts and not in the securities of foreign issuers traded outside the U.S. For additional information about the Fund’s investment policies, refer to the supplement to the Fund’s registration statement that was filed with the SEC on April 17, 2014.

Board Consideration of Baillie Gifford Subadvisory Agreement

At in-person meetings held on March 10 - 13, 2014, the Board, including the Independent Trustees, approved the Baillie Gifford Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In considering the Baillie Gifford Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the Fund and Baillie Gifford, including comparative performance; performance information for the Fund’s benchmark index; and comparative information for comparably managed accounts; and other information provided by Baillie Gifford regarding the nature, extent, and quality of services to be provided by Baillie Gifford. The Board also took into account discussions with management and information provided to the Board with respect to the services to be provided by Baillie Gifford to the Fund, including an in-person presentation from Baillie Gifford with respect to the Fund at the March 10 - 13, 2014 meeting, during which representatives from Baillie Gifford responded to questions from the Independent Trustees. The Board also took into account management’s discussion regarding the Fund and Baillie Gifford at the January 31, 2014 telephonic Board meeting.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also discussed the Baillie Gifford Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

In approving the Baillie Gifford Subadvisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Baillie Gifford Subadvisory Agreement, the Board considered:

(1)	information relating to Baillie Gifford’s business, including current subadvisory services to another fund in the John Hancock family of funds;

(2)	the historical and current performance of the Fund under the management of Rainier, which included comparative performance information relating to the Fund’s benchmark and comparable funds, and the performance of a comparable composite managed by Baillie Gifford;

(3)	the subadvisory fee for the Fund, including any breakpoints; and
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(4)	information relating to the nature and scope of any material relationships and their significance to Baillie Gifford, as applicable.

Nature, extent, and quality of services. With respect to the services to be provided by Baillie Gifford, the Board considered information provided to the Board by Baillie Gifford, as well as took into account information presented during the past year with respect to another fund within the John Hancock family of funds managed by Baillie Gifford. The Board considered Baillie Gifford’s current level of staffing and its overall resources. The Board reviewed Baillie Gifford’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of Baillie Gifford’s investment and compliance personnel who would provide services to the Fund. The Board also considered, among other things, Baillie Gifford’s compliance program and any disciplinary history. The Board also considered the Baillie Gifford’s risk assessment and monitoring process. The Board considered Baillie Gifford’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of Baillie Gifford and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with Baillie Gifford and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of Baillie Gifford and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of Baillie Gifford.

The Board considered Baillie Gifford’s investment process and philosophy. The Board took into account that Baillie Gifford’s responsibilities include the development and maintenance of an investment program for the Fund, that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered Baillie Gifford’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by Baillie Gifford and the profitability to Baillie Gifford of its relationship with the Fund, the Board noted that the fees under the Baillie Gifford Subadvisory Agreement are paid by the Advisor and not the Fund.

The Board also relied on the ability of the Advisor to negotiate the Baillie Gifford Subadvisory Agreement with Baillie Gifford, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by Baillie Gifford from its relationship with the Trust were not a material factor in the Board’s consideration of the Baillie Gifford Subadvisory Agreement.

The Board also considered information regarding the nature and scope (including their significance to the Advisor and its affiliates and to Baillie Gifford) of any material relationships with respect to Baillie Gifford, which includes arrangements in which Baillie Gifford or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Trust’s Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate account, and exempt group annuity contracts sold to qualified plans, if any. The Board also considered information and took into account any other potential conflicts of interest the Advisor might have in connection with the Baillie Gifford Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that Baillie Gifford and its affiliates may receive from Baillie Gifford’s relationship with the Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to Baillie Gifford. The Board also considered that the subadvisory fee to be paid to Baillie Gifford for managing the Fund is the same fee previously paid to Rainier.

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Subadvisor performance. As noted above, the Board considered the Fund’s performance as compared to the Fund’s peer group and benchmark under the management of Rainier and noted that the Board reviews information about the Fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of Baillie Gifford. The Board also noted Baillie Gifford’s long-term performance for similar accounts, as applicable.

The Board’s decision to approve the Baillie Gifford Subadvisory Agreement was based on a number of determinations, including the following:

(1)	Under the Rainier, the Fund had consistently underperformed its benchmark index and peer group average over the 1-, 3- and 5-year periods;

(2)	A comparable composite managed by Baillie Gifford outperformed the Fund’s peer group average over the 5- and 10-year periods and outperformed the Fund’s benchmark index for the 10- year period;

(3)	Baillie Gifford has demonstrated experience managing U.S. equities and is qualified to manage the Fund, and has a positive long-term performance track record;

(4)	The subadvisory fees for the Fund are paid by the Advisor, not the Fund, and approval of the Baillie Gifford Subadvisory Agreement will not result in any change in the advisory fees for the Fund;

(5)	The subadvisory fees rates under the Baillie Gifford Subadvisory Agreement are the same as the rates under the Rainier Subadvisory Agreement;

(6)	The subadvisory fees are reasonable in relation to the level and quality of services being provided; and

(7)	The subadvisory fees contain breakpoints that are reflected as breakpoints in the Fund’s advisory fees in order to permit shareholders to benefit from economies of scale as the Fund grows.

Additional Information About Baillie Gifford

Baillie Gifford is a limited liability company incorporated in Scotland. The principal offices of Baillie Gifford are located at Calton Square, 1 Greenside Row, Edinburgh, United Kingdom, EH1 3AN. Its controlling shareholder is Baillie Gifford & Co., located at 28 St. James’s Square, London, United Kingdom, SW1Y 4JH. Ian Tabberer is primarily responsible for the day-to-day management of the Fund’s assets.

During the last fiscal year, the Fund did not pay commissions to any affiliated broker of the Fund.

Management of Baillie Gifford. The names and principal occupations of the principal executive officers and directors of Baillie Gifford are listed below. The business address of each such person is Calton Square, 1 Greenside Row, Edinburgh, United Kingdom, EH1 3AN.

Name	Principal Occupation
Angus Neil George MacDonald	Legal Officer
Alison Lois Warden	Group Finance Officer
Graham Laybourn	Director
Thomas Scott Nisbet	Director
Peter Coyne Hadden	Chairman
Dickson King Jackson	Chief Executive Officer

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Name	Principal Occupation
William Sutcliffe	Director
Anthony Robert Tait	Director
Kathrin Hamilton	Director
David Shields Henderson	Director
Lindsay Gold	Chief Compliance Officer
Sinclair Coghill	Director
Ann-Marie Mitchell	Financial Officer

Similar Investment Companies Managed by Baillie Gifford. Baillie Gifford does not, and as of December 31, 2013 did not, act as advisor or subadvisor to registered investment companies or series thereof having investment objectives and policies similar to those of the Fund.

Description of Rainier Subadvisory Agreement and Baillie Gifford Subadvisory Agreement

The terms of the Baillie Gifford Subadvisory Agreement and the Rainier Subadvisory Agreement are substantially similar and are described generally below. For convenience, and except when noting differences between the agreements, the agreements are collectively referred to as the “subadvisory agreement,” and Baillie Gifford and Rainier generally are collectively referred to as the “subadvisor.”

Duties of the Subadvisor. Subject to the supervision of the Board and the Advisor, the subadvisor manages the investment and reinvestment of the assets of the Fund, and formulates a continuous investment program for the Fund consistent with its investment objective and policies, as described in the then current registration statement of JHF III. The subadvisor implements such program by purchases and sales of securities and regularly reports thereon to the Board and the Advisor. At its expense, the subadvisor furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully. The subadvisor also furnishes administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value and shareholder accounting services). In addition, the subadvisor maintains all accounts, books and records with respect to actions by the subadvisor on behalf of the Fund as are required to be maintained by an investment advisor to a registered investment company under the 1940 Act, the Advisers Act, and the rules thereunder.

The subadvisor selects brokers and dealers to effect all transactions, places all necessary orders with brokers, dealers, or issuers and negotiates brokerage commissions if applicable.  The subadvisor is directed at all times to seek to execute brokerage transactions for the Fund in accordance with such policies or practices as may be established by the Trustees and described in the Trust’s registration statement, as amended. The subadvisor may pay a broker-dealer that provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the subadvisor determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the subadvisor's overall responsibilities with respect to accounts managed by the subadvisor.  The subadvisor may use for the benefit of its other clients, or make available to companies affiliated with the subadvisor or its directors for the benefit of its clients, any such brokerage and research services that the subadvisor obtains from brokers or dealers, as described above.

Term. The subadvisory agreement initially continues in effect for a period of no more than two years from the later of the date of its execution or its approval by the Board and thereafter only if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a “majority of the outstanding voting securities” of the Fund (as defined by the 1940 Act).  In either event, such continuance must also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

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Any required shareholder approval of any continuance of the subadvisory agreement is effective with respect to the Fund if a majority of the outstanding voting securities of the Fund votes to approve such continuance.

The Baillie Gifford Subadvisory Agreement, but not the Rainier Subadvisory Agreement, includes the following provision: If the outstanding voting securities of the Fund fail to approve any continuance of the Baillie Gifford Subadvisory Agreement, the subadvisor will continue to act as subadvisor with respect to the Fund, pending the required approval of the continuance of the agreement or a new agreement with either the subadvisor or a different subadvisor, or other definitive action, provided, that the compensation received by the subadvisor in respect of the Fund during such period is in compliance with Rule 15a-4 under the 1940 Act.

Termination.  The subadvisory agreement provides that it may be terminated at any time, without the payment of any penalty, by the Trustees, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to the Fund, by the vote of a majority of the outstanding voting securities of the Fund, on sixty days’ written notice to the Advisor and the subadvisor, or by the Advisor or subadvisor on sixty days’ written notice to the Trust and the other party. The Baillie Gifford Subadvisory Agreement will terminate automatically, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act) or in the event the Advisory Agreement between the Advisor and the Trust terminates for any reason.

Amendments.  The Baillie Gifford Subadvisory Agreement may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the Trustees and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of any amendment will be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund votes to approve the amendment. The Rainier Subadvisory Agreement, but not the Baillie Gifford Subadvisory Agreement contains the additional clarification that such shareholder approval shall be sufficient, even if the amendment may not have been approved by a majority of the outstanding voting securities of: (a) any other fund affected by the amendment; or (b) all of the funds of JHF III.

As described above, pursuant to the Order and with respect to subadvisors that are not affiliates of JHF III or the Advisor, the Advisor is permitted to appoint a new unaffiliated subadvisor for the Fund or change the terms of a subadvisory agreement (including subadvisory fees) without obtaining shareholder approval.  JHF III, therefore, is able to engage non-affiliated subadvisors from time to time without the expense and delays associated with holding a meeting of shareholders.

Liability of Subadvisor.  The liability of the subadvisor in the Baillie Gifford Subadvisory Agreement with Baillie Gifford is substantively similar, but contains certain differences from the Rainier Subadvisory Agreement. The Baillie Gifford Subadvisory Agreement provides that neither Baillie Gifford nor any of its directors, officers or employees shall be liable to the Advisor or JHF III for any loss suffered by the Advisor or the Fund resulting from its acts or omissions as subadvisor to the Fund, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from the reckless disregard of, the duties of Baillie Gifford, or the duties of any Baillie Gifford’s directors, officers, or employees

The Rainier Subadvisory Agreement provided that Rainier, its affiliates and each of their directors, officers and employees shall not be liable to the Advisor or JHF III for any error of judgment or mistake of law or for any loss suffered by the Advisor or JHF III in connection with the matters to which the Rainier Subadvisory Agreement related except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, Rainier’s duties or the duties of any director of Rainier.

Consultation with Subadvisors to the Fund. Consistent with Rule 17a-10 under the 1940 Act, the subadvisory agreement prohibits the subadvisor from consulting with the following entities concerning transactions for a fund in securities or other assets: (a) other subadvisors to the Fund; (b) other subadvisors to another fund in the Trust; and (c) other subadvisors to funds under common control with the Fund.

Confidentiality of JHF III Portfolio Holdings. The subadvisor is required to treat JHF III portfolio holdings as confidential in accordance with the Trust’s “Policy Regarding Disclosure of Portfolio Holdings,” as such policy may be amended from time to time, and prohibit its employees from trading on any such confidential information.

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Compliance Policies.  The subadvisor agrees to provide the Advisor with its written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Advisers Act.  Throughout the term of the agreement, the subadvisor, will provide the Advisor with information relating to various compliance matters including material changes in the Compliance Policies and information and access to personnel and resources that the Advisor may reasonably request to enable JHF III to comply with Rule 38a-1 under the 1940 Act

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John Hancock Investments 601 Congress Street Boston, MA 02210-2805

The following notice provides important information about the recent change in the management of your fund.

If you have any questions, please contact your financial advisor or call John Hancock Investments at 800-225-5291, Monday through Thursday, 8:00 a.m. to 7:00 p.m., or Friday 8:00 a.m. to 7:00 p.m., Eastern Time.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

Relating to

SELECT GROWTH FUND

(FORMERLY RAINIER GROWTH FUND)

a series of John Hancock Funds III

601 Congress Street

Boston, Massachusetts 02210

Telephone: 800-225-5291

This communication (the “Notice”) presents only an overview of a more complete Information Statement that is available to you on the internet relating to Select Growth Fund (formerly, Rainier Growth Fund) (the “Fund”), a series of John Hancock Funds III (the “Trust” or “JHF III”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement details a subadvisor change relating to the Fund that took effect on April 17, 2014. Effective January 1, 2014, John Hancock Advisers, LLC (“JHA”) replaced John Hancock Investment Management Services, LLC (“JHIMS”) as the Fund’s investment advisor. JHIMS and JHA have identical officers, directors, and other personnel, and share common facilities and resources. In this Notice, depending on the context, the term “Advisor” refers either to JHA in its current capacity as the Fund’s investment advisor, or to JHIMS in its capacity as investment advisor prior to January 1, 2014. In connection with its duties, the Advisor reviews and evaluates the Trust’s subadvisors on an ongoing basis. At an in-person meeting held on March 10 - 13, 2014, pursuant to the recommendation of the Advisor, the Board of Trustees of the Trust (the “Board”) approved Baillie Gifford Overseas Ltd (“Baillie Gifford”) to serve as the new subadvisor to the Fund, replacing the current subadvisor, Rainier Investment Management Inc.

The appointment of Baillie Gifford as the Fund’s subadvisor was effected in accordance with an exemptive order (the “Order”) that the U.S. Securities and Exchange Commission granted to the Trust permitting the Advisor to enter into and materially amend subadvisory agreements with unaffiliated subadvisors solely with Board approval, subject to certain conditions, and without obtaining shareholder approval. Consequently, the Trust is not soliciting proxies to approve this change. The Order does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of the new subadvisory agreement with Baillie Gifford.

In lieu of physical delivery of the Information Statement (other than on request as described below), JHF III will make the Information Statement available to you online at http://www.jhinvestments.com/SelectGrowth14C until 90 days from the date the Notice is first sent to shareholders. A paper or email copy of the Information Statement may be obtained, without charge, by contacting (800) 225-5291 no later than 90 days from the date the Notice is first sent to shareholders.

If you want to receive a paper or email copy of the Information Statement free of charge, you must request one no later than 90 days from the date the Notice is first sent to shareholders.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.